Goodwill And Other Purchased Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Goodwill And Other Purchased Intangible Assets

6. GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS

Goodwill

HII performs its annual impairment test for goodwill as of November 30 each year, or more often if indicators are present. The company performed its annual impairment test as of November 30, 2010, with no indication of impairment. In connection with the spin-off, HII evaluated the company's reporting units and performed an impairment test as of March 31, 2011. There were no associated indications of impairment at the March 31, 2011 measurement date.

Goodwill is tested for impairment between annual impairment tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the company's reporting units below their carrying value. In light of the adverse equity market conditions that began in the last fiscal quarter and the resultant decline in industry market multiples and the company's market capitalization, the company decided it would be appropriate to perform an interim goodwill impairment review. That review was performed as of September 30, 2011 and necessitated a definitive goodwill impairment test.

A goodwill impairment test involves a two-step process. The first step is a comparison of each reporting unit's fair value to its carrying value, inclusive of goodwill. The company estimates fair value based on a combination of the income and market approaches. The income approach estimates the fair value of reporting units based on the future discounted cash flows. The market approach estimates the fair value of reporting units based on financial measurements from comparable industry participants.

The first step process indicated the carrying value of the company's reporting units was in excess of the company's market capitalization, with all of the excess carrying value being attributable to the Ingalls segment reporting units. The second step of the goodwill impairment test required the company to allocate the fair value of each reporting unit derived in the first step to the such reporting unit's net assets. Based upon the company's preliminary analyses, the implied fair value of the Ingalls reporting units indicated impairment of their recorded goodwill.

As of the original issuance of these condensed consolidated financial statements, HII had not completed the second step of the impairment analysis due to the complexities involved in determining the implied fair value of the goodwill of each reporting unit. However, based on the analysis performed to date, the company has concluded that an impairment loss is probable and can be reasonably estimated. Accordingly, HII recorded a $300 million preliminary non-cash goodwill impairment charge, representing the best estimate of the impairment loss, during the third quarter of 2011. The goodwill at these businesses has no tax basis, and, accordingly, there is no tax benefit to be derived from recording the impairment charge.

The company expects to finalize the goodwill impairment analysis during the fourth quarter of 2011. There could be further adjustment to the goodwill impairment charge when the goodwill impairment test is completed. Any adjustment to the preliminary estimate as a result of completing this evaluation will be recorded and disclosed in the company's financial statements for the year ending December 31, 2011.

Prior to recording the goodwill impairment charges, the company tested other long-lived assets at the impacted businesses and the carrying values of these assets were determined not to be impaired.

The changes in the carrying amounts of goodwill during 2011 are as follows:

$ in millions	Ingalls	Newport News	Total
Balance as of December 31, 2010	$488	$646	$1,134
Goodwill impairment	(300)	—	(300)

Balance as of September 30, 2011	$188	$646	$834

Accumulated goodwill impairment losses at September 30, 2011 and December 31, 2010 were $2,790 million and $2,490 million, respectively. The accumulated goodwill impairment losses at September 30, 2011 for Ingalls and Newport News were $1,578 million and $1,212 million, respectively.

Purchased Intangible Assets

The table below summarizes the company's aggregate purchased intangible assets, all of which are contract or program related intangible assets.

$ in millions	September 30 2011	December 31 2010
Gross carrying amount	$939	$939
Accumulated amortization	(367)	(352)

Net carrying amount	$572	$587

The company's remaining purchased intangible assets are subject to amortization and are being amortized on a straight-line basis over an aggregate weighted-average period of 40 years. Remaining unamortized intangible assets consist principally of amounts pertaining to nuclear-powered aircraft carrier and submarine contract intangibles whose useful lives have been estimated based on the long life cycle of the related programs. Aggregate amortization expense for the nine months ended September 30, 2011, and 2010, was $15 million and $19 million, respectively.

Expected amortization for purchased intangibles subsequent to September 30, 2011 is approximately $20 million annually through 2023, and approximately $9 million annually from 2024 through 2058.

9.	GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS

Goodwill

NGSB performs its annual impairment test for goodwill as of November 30th each year, or more often as circumstances require. The company's testing approach utilizes a discounted cash flow analysis corroborated by comparative market multiples to determine the fair value of its businesses for comparison to their corresponding book values. If the book value exceeds the estimated fair value of the business, a potential impairment is indicated and GAAP prescribes the approach for determining the impairment amount, if any. The company performed its annual impairment test as of November 30, 2010, with no indication of impairment.

In the fourth quarter of 2008, the company recorded a non-cash charge totaling $2,490 million for the impairment of goodwill. The impairment was primarily driven by adverse equity market conditions that caused a decrease in current market multiples and Northrop Grumman's stock price as of November 30, 2008. The charge reduced goodwill recorded in connection with Northrop Grumman's 2001 acquisition of Newport News Shipbuilding and the shipbuilding operations of Litton Industries. The company's accumulated goodwill impairment losses at December 31, 2010, and 2009, amounted to $2,490 million. The accumulated goodwill impairment losses at December 31, 2010 and 2009 for Gulf Coast and Newport News were $1,278 million and $1,212 million, respectively. The goodwill has no tax basis, and accordingly, there was no tax benefit to be derived from recording the impairment charge.

The carrying amount of goodwill as of December 31, 2010, was $1,134 million there were no changes to goodwill during 2009 and 2010. The carrying amounts of goodwill as of December 31, 2010 and 2009 for Gulf Coast and Newport News were $488 million and $646 million, respectively.

Prior to recording the goodwill impairment charge, NGSB tested its purchased intangible assets and other long-lived assets for impairment, and the carrying values of these assets were determined not to be impaired.

Purchased Intangible Assets

The table below summarizes the company's aggregate purchased intangible assets, all of which are contract or program related intangible assets:

	December 31
$ in millions	2010	2009
Gross carrying amount	$939	$939
Accumulated amortization	(352)	(329)

Net carrying amount	$587	$610

The company's purchased intangible assets are subject to amortization and are being amortized on a straight-line basis over an aggregate weighted-average period of 40 years. Remaining unamortized intangible assets consist principally of amounts pertaining to nuclear-powered aircraft carrier and submarine intangibles whose useful lives have been estimated based on the long life cycle of the related programs. Aggregate amortization expense for 2010, 2009, and 2008, was $23 million, $30 million, and $56 million, respectively. The 2008 amount includes $19 million of additional amortization recorded in the first quarter of 2008 associated with the events impacting LHD 8 and other Gulf Coast shipbuilding programs as described in Note 6.

Expected amortization for purchased intangibles as of December 31, 2010, is $20 million for each of the next five years.